SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
June 2, 2004

Nortel Networks Limited

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press release issued by Nortel Networks Corporation on June 2, 2004.

Item 12.	Results of Operations and Financial Condition

On June 2, 2004, Nortel Networks Corporation issued a press release containing an update on the status of restatements and related matters. Such press release is attached hereto as Exhibit 99.1 and furnished in accordance with Item 12 of Form 8-K.

Nortel Networks Corporation owns all of the Registrant’s common shares and the Registrant is Nortel Networks Corporation’s principal direct operating subsidiary.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ Nicholas J. DeRoma
Nicholas J. DeRoma
Chief Legal Officer

	By:	/s/ Gordon A. Davies
Gordon A. Davies
Dated: June 2, 2004		Assistant Secretary

EXHIBIT INDEX

99.1	Press release issued by Nortel Networks Corporation on June 2, 2004.